ASSET UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2022
Extractive Industries [Abstract]
Asset under development

18.	ASSET UNDER DEVELOPMENT

(in thousands of $)	2022	2021
Opening asset under development balance	877,838	658,247
Additions	221,184	178,377
Interest costs capitalized	53,010	41,214
Closing asset under development balance	1,152,032	877,838

Gimi conversion

In February 2019, we entered into an agreement (described further below) relating to a FLNG facility, in connection with the first phase of the Greater Tortue/Ahmeyim Project (the “GTA Project”) situated offshore Mauritania and Senegal, including the conversion of Gimi from a LNGC to a FLNG and her connection with the upstream project infrastructure. In October 2020, we announced that we had confirmed a revised project schedule with BP which extended the target connection date by 11 months to 2023. In June 2022, we agreed a $50 million incentive payment to Keppel to safeguard sail away from the shipyard within first half of 2023. The aggregate conversion cost including financing cost is approximately $1.7 billion of which $700 million is funded by the Gimi facility (note 21). As of December 31, 2022, the estimated timing of the outstanding payments in connection with the Gimi FLNG conversion is as follows:

(in thousands of $)
Period ending December 31,
2023	385,785
2024	139,669
525,454
Gimi LOA

In February 2019, we entered into a Lease and Operate Agreement (which was subsequently amended and restated in September 2021) with BP Mauritania Investments Limited (“BP”), Gimi MS and our subsidiary Golar MS Operator S.A.R.L. (the “LOA”). The LOA provides for the construction and conversion of Gimi to a FLNG, transit, mooring and connection to BP’s project infrastructure, commissioning with BP’s upstream facilities including its floating production, storage and offloading vessel, completing specified acceptance tests, followed by the commencement of commercial operations (“COD”). Following COD, we will operate and maintain FLNG Gimi and make her capacity exclusively available for the liquefaction of natural gas from the GTA Project and offloading of LNG produced for a period of twenty years.

Pursuant to the LOA, we and BP are required to meet various delivery schedules. Delays are expected to result in contractual prepayments between the parties in advance of COD. Given the complexity and interdependencies of the activities required during the project mobilization and commissioning leading to COD, it is difficult for us to reasonably estimate eventual net payments/receipts. Post COD, the contractual dayrate is comprised of capital and operating elements. We expect any net payments/receipts in advance of COD to be insignificant in the context of the cash flows we expect to generate over the term of the LOA.

BP has two early termination options on specified dates in the event that specified performance metrics are not met, on the occurrence of specified requisition or force majeure events, or upon specified default of our contractual obligations. In addition, BP has a right to purchase FLNG Gimi from the fifteenth anniversary of COD for a purchase price at market value or extend the term of the LOA for delays resulting from specified unforeseen events.